                                                                                   EXHIBIT 99.1
                                                                                   ------------


TRANSMITTAL OF FINANCIAL REPORTS AND
  CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
 THE PERIOD ENDED DECEMBER 29, 2002


In re                                                                    Case Nos. 02-12599 through
SLI, INC.,                                                               02-12608
CHICAGO MINIATURE OPTOELECTRONIC TECHNOLOGIES, INC.,
ELECTRO-MAG INTERNATIONAL, INC.,                                         Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING INTERNATIONAL, INC.,
SLI LIGHTING PRODUCTS, INC.,                                             Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,
SLI LIGHTING SOLUTIONS, INC., AND
CML AIR, INC.,

Debtors.

-------------------------------------------------------------

Attached are the Monthly Operating Reports for the Debtors referenced below.
Each Monthly Operating Report includes the following:

               ----------------------------------------------------------------------------------------------
               REQUIRED DOCUMENTS                                                 FORM NUMBER DOCUMENT ATTACHED
               ----------------------------------------------------------------------------------------------
               Flash Variance Report                                                                  X
               ----------------------------------------------------------------------------------------------
               Schedule of Cash Disbursements                                        MOR-1            X
               ----------------------------------------------------------------------------------------------
               Income Statement                                                      MOR-2            X
               ----------------------------------------------------------------------------------------------
               Balance Sheet                                                         MOR-3            X
               ----------------------------------------------------------------------------------------------
               Consolidated Status of Postpetition Taxes                             MOR-4a           X
               ----------------------------------------------------------------------------------------------
               Consolidated Summary of Unpaid Postpetition Debts                     MOR-4b           X
               ----------------------------------------------------------------------------------------------
               Accounts Receivable Reconciliation and Aging                          MOR-5a           X
               ----------------------------------------------------------------------------------------------
               Debtor Questionnaire                                                  MOR-5b           X
               ----------------------------------------------------------------------------------------------

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal October, which is covered by this report, runs from December 2, 2002 through December 29, 2002. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements. MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:

o MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

o MOR-4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THOSE THESE REPORT AND THE ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

     2/19/03         /s/ Robert J. Mancini
    -----------      ------------------------------------------------------
    Date             Robert J. Mancini, Executive Vice President & CFO


In re: SLI Inc. et al.                                                                  Case No.: 02-12599 through 02-12608

                                                                           Reporting Period    Dec. 2, 2002 - Dec. 29, 2002


                                            CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                   DECEMBER 2, 2002 THROUGH DECEMBER 29, 2002


                                         ------------------------------------------------------------------------------------------
                                                               Consolidated Filing Entities
                                         ------------------------------------------------------------------------------------------
                                                             Forecast               Actuals           Variance
                                                                                                   --------------------------------
                                                             December               December


Beginning Cash                                                  4,500               4,771               271            6.02%

Receipts

    Trade                                                      10,500              10,562                62            0.59%
    Intercompany                                                    0                   0                 0
    Other Receipts                                                  0                  24                24
                                          ----------------------------     ---------------   --------------------------------
       Total Receipts                                          10,500              10,586                86            0.82%

Payments

    Payroll & Wages
       Salaries                                                 1,400               1,491                92            6.54%
       Wages                                                      121                  78               (43)         -35.54%
       Benefits                                                   299                 258               (41)         -13.72%
       Severance                                                    0                   0                 0
                                          ----------------------------     ---------------   --------------------------------
               Sub Total                                        1,820               1,827                 7            0.41%

    Operating Expenses
       RM / Finished Goods / Freight                            6,600               4,315            (2,285)         -34.62%
       Intercompany Payments                                    1,839               2,254               415           22.57%
       Occupancy Costs                                            589                 626                37            6.28%
       Utilities                                                  102                  82               (20)         -19.61%
       Insurance                                                  315                 320                 5            1.59%
       Contract / Temporary Labour                                 55                  27               (28)         -51.26%
       Commissions                                                255                 293                38           14.90%
       Selling                                                     80                  62               (18)         -22.50%
       Corporate                                                   60                  30               (30)         -50.00%
       Other                                                      205                 229                24           11.71%
                                          ----------------------------     ---------------   --------------------------------
               Sub Total                                       10,101               8,238            (1,863)         -18.44%
                                          ----------------------------     ---------------   --------------------------------
       Total Operating Expenses                                11,920              10,065            (1,855)         -15.56%

    Bankruptcy
       1st Day Relief
          Critical Trade - 3rd Party                                0                   9                 9
          Critical Trade - Interco                                  0                   0                 0
          Transport & Customs                                       0                   0                 0
          Sales, Use & Other Taxes                                  0                   0                 0
          Goods-in-transit/LC's                                     0                   0                 0
          Reclamation                                               0                   0                 0
          Mechanics Liens                                           0                   0                 0
          Deposits                                                  0                   0                 0
          Other 1st Day Relief                                    877                 877                 0            0.00%
                                          ----------------------------     ---------------   --------------------------------
               Sub Total                                          877                 886                 9            1.03%
       Professionals
          Bank Professionals                                      390                 129              (261)         -66.92%
          Professionals                                         1,960                 298            (1,662)         -84.80%
                                          ----------------------------     ---------------   --------------------------------
               Sub Total                                        2,350                 427            (1,923)         -81.83%

       DIP Fees/Interest                                          277                 280                 3            1.14%
                                          ----------------------------     ---------------   --------------------------------
               Total Bankruptcy                                 3,504               1,593            (1,911)         -54.54%

    Other Expenses
       Interest Expense and Fees                                    4                   0                (4)
       Professional Fees                                            5                   6                 1           20.00%
       Taxes                                                       37                  60                23           62.16%
       Dividends                                                    0                   0                 0
       Other                                                        0                   0                 0
                                          ----------------------------     ---------------   --------------------------------
               Sub Total                                           46                  66                20           43.48%
                                          ----------------------------     ---------------   --------------------------------
Total Disbursements                                            15,470              11,724            (3,746)         -24.21%
                                          ----------------------------     ---------------   --------------------------------
Net Cash Flow                                                  (4,970)             (1,138)            3,832          -77.10%
                                          ----------------------------     ---------------   --------------------------------
    Intercompany Transfers                                          0                   2                 2
    DIP Facility Draw / (Payment)                               3,470               2,000            (1,470)
    Min Cash                                                    3,000                   0            (3,000)
                                          -----------------------------------------------------------------------------------
Ending Cash                                                     3,000               5,635             2,635           87.82%
                                          ===================================================================================

------------------------------------------------------------------------------------------------------------------
DIP Facility

    US Facility                                                25,000              25,000                 0
       Opening Balance                                         11,700              11,700                 0
         US Draw/Repayment                                      3,470               2,000            (1,470)
                                          ------------------------------------------------------------------
       Ending Balance                                          15,170              13,700            (1,470)
                                          ========================================================================
         Availability                                          19,830              21,300             1,470
------------------------------------------------------------------------------------------------------------------


In re: SLI Inc. et al.                                                                     Case No.: 02-12599 through 02-12608

                                                                                Reporting Period: Dec. 2, 2002 - Dec. 29, 2002


                                                   SCHEDULE OF DISBURSEMENTS


----------------------------------------------------------------------------------------------------------------------------------
                                                                             Monthly Disbursements
                                                                       -----------------------------------------------------------

Entity                                                                 September       October         November        December
----------------------------------------------------------------------------------------------------------------------------------
         SLI Inc.                               02-12608                $3,162          $1,354          $3,806            1,539
         Chicago Miniature
         Optoelectronic Technologies, Inc.,     02-12599                 4,207           6,305           8,875            6,556
         Electro-Mag International, Inc.,       02-12600                     -               -               -                -
         Chicago-Miniature Lamp-Sylvania
         Lighting International, Inc.,          02-12602                     -               -               -                -
         SLI Lighting Products                  02-12603                 5,121           2,830           4,483            3,627
         SLI Lighting Company                   02-12604                     -               -               -                -
         SLI Lighting Solutions                 02-12605                     4               -               -                2
         CML Air, Inc.,                         02-12606                     -               -               -                -

                                                                       ---------------------------------------------------------
Disbursements (post filing only)                                       $12,494         $10,489         $17,164          $11,724
                                                                       =========================================================


In re: SLI Inc.                                                               Case No.: 02-12599, 12600, 12602, 12606, 12608
                                                                              Reporting Period: Dec. 2, 2002 - Dec. 29, 2002


                                      Statement of Operations
                                             $US (000)


SLI INC.(1)                                        December              Cumulative Filing to Date
NET SALES
      Outside Sales                                   $4,182                     $19,311
      Intercompany                                       $23                         110
Total                                                  4,205                      19,421

COST OF GOODS SOLD                                     3,561                      16,939

GROSS PROFIT                                             644                       2,482

Selling, General & Administration                      4,871                      10,702
Loss on Impairment of Assets                               -                           -
One time cost                                          2,340                      15,589
Restructuring                                              -                           -
                                                           -                           -
OPERATING INCOME                                      (6,567)                    (23,809)

OTHER (INCOME) EXPENSE:
      Interest Expense, net                               94                       6,407
      Related Party Interest Expense                                                 (26)
      (Gain)/loss on sale of assets                    1,309                       1,309
      Minority interest                                                                -
      Other, net                                                                     697

INCOME BEFORE TAX                                     (7,970)                    (32,196)

INCOME TAXES                                               -                         274

NET INCOME                                           $(7,970)                   $(32,470)

1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature
   Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature
   Lamp-Sylvania Lighting International, Inc., CML Air, Inc


In re: SLI Lighting Products                                               Case No.: 02-12603
                                                               Reporting Period: Dec. 2, 2002 - Dec. 29, 2002


                                      Statement of Operations
                                             $US (000)



SLI LIGHTING PRODUCTS                                          December            Cumulative Filing to Date
NET SALES
      Outside Sales                                             $3,896                       $15,653
      Intercompany                                                                                 -
Total                                                            3,896                        15,653

COST OF GOODS SOLD                                               3,087                        12,604

GROSS PROFIT                                                       809                         3,049

Selling, General & Administration                                  544                         2,698
Loss on Impairment of Assets                                                                       -
One time cost                                                                                      -
Restructuring                                                                                      -
                                                                                                   -
OPERATING INCOME                                                   265                           351

OTHER (INCOME) EXPENSE:
      Interest Expense, net                                                                        -
      Related Party Interest Expense                                                               1
      (Gain)/loss on sale of assets                                                                -
      Minority interest                                                                            -
      Other, net                                                     3                             7

INCOME BEFORE TAX                                                  262                           343

INCOME TAXES                                                                                     (30)

NET INCOME                                                        $262                          $373


In re: SLI Lighting Company                                              Case No.: 02-12604
                                                             Reporting Period: Dec. 2, 2002 - Dec. 29, 2002


                                     Statement of Operations
                                            $US (000)



SLI LIGHTING COMPANY                              December            Cumulative Filing to Date
NET SALES
      Outside Sales                                                          $ -
      Intercompany                                                             -
Total                                                 -                        -

COST OF GOODS SOLD                                                             -

GROSS PROFIT                                          -                        -

Selling, General & Administration                     7                       25
Loss on Impairment of Assets                                                   -
One time cost                                                                  -
Restructuring                                                                  -
                                                                               -
OPERATING INCOME                                     (7)                     (25)

OTHER (INCOME) EXPENSE:
      Interest Expense, net                          (1)                      (6)
      Related Party Interest Expense                                           -
      (Gain)/loss on sale of assets                                            -
      Minority interest                                                        -
      Other, net                                     (3)                     (12)

INCOME BEFORE TAX                                    (3)                      (7)

INCOME TAXES                                                                   -

NET INCOME                                          $(3)                     $(7)


In re: SLI Lighting Solutions                                                   Case No.: 02-12605
                                                                    Reporting Period: Dec. 2, 2002 - Dec. 29, 2002


                                          Statement of Operations
                                                 $US (000)


SLI LIGHTING SOLUTIONS                                December            Cumulative Filing to Date
NET SALES
      Outside Sales                                    $ -                         $ -
      Intercompany                                       -                           -
Total                                                    -                           -

COST OF GOODS SOLD                                       -                           -

GROSS PROFIT                                             -                           -

Selling, General & Administration                        -                           -
Loss on Impairment of Assets                             -                           -
One time cost                                            -                           -
Restructuring                                            -                         403
                                                                                     -
OPERATING INCOME                                         -                        (403)

OTHER (INCOME) EXPENSE:                                  -
      Interest Expense, net                              -                           -
      Related Party Interest Expense                     -                           -
      (Gain)/loss on sale of assets                      -                           -
      Minority interest                                  -                           -
      Other, net                                         -                           -

INCOME BEFORE TAX                                        -                        (403)

INCOME TAXES                                             -                           -

NET INCOME                                             $ -                       $(403)



In re: SLI Inc. et al.                                           Case No.: 02-12599, 12600, 12602, 12606, 12608
                                                                 Reporting Period: Dec. 2, 2002 - Dec. 29, 2002

                                               BALANCE SHEET
                                                 $US (000)

SLI INC.(1)                                                          Book Value at End of
                                                                   Current Reporting Month
                                                                           December
CURRENT ASSETS
          Cash and Cash Equivalents                                          5,311
          Accounts Receivable                                               13,820
          Income Tax Receivable                                                  -
          Receivables from Shareholder                                           -
          Inventories                                                       12,617
          Prepaid Income Taxes                                                   -
          Prepaid Expenses and
          Other Current Assets                                               6,565
          Intercompany Receivables                                         856,739
TOTAL CURRENT ASSETS                                                       895,052

PROPERTY AND EQUIPMENT
          Gross PPE                                                         28,798
          Less: Accumulated Depreciation                                   (10,683)
TOTAL PROPERTY AND EQUIPMENT                                                18,115

OTHER ASSETS
          Investments in Subsidiary                                         81,636
          Goodwill                                                           2,768
          Other Intangible Assets                                            1,706
          Deferred Charges                                                       -
          Other Assets                                                         791

TOTAL ASSETS                                                            $1,000,068

CURRENT LIABILITIES
          Short Term Notes Payable                                               -
          Current Portion of Long-Term Debt                                      -
          DIP Facility                                                      13,700
          Current Portion of Capital
          Lease Obligations                                                      -
          Accounts Payable                                                   4,206
          Customer Deposits                                                      -
          Accrued Legal Expenses                                                 -
          Other Accrued Expenses                                            21,683
          Accrued Start-up Costs                                                 -
          Accrued Income Taxes Payable                                       8,217
          Short-Term Deferred Taxes                                              -
          Intercompany Payables                                             18,052
TOTAL CURRENT LIABILITIES                                                   65,858

LONG-TERM DEBT, Less current portion                                             -

SUBORDINATED DEBT DUE TO RELATED PARTY,                                          -
Less Current Portion                                                             -

OTHER LIABILITIES:
          Deferred Income Taxes                                              2,825
          Pension Liability                                                      -
          Long term capital lease obligations                                    -
          Minority interest                                                      -
          Other Long-Term Liabilities                                        4,226
TOTAL OTHER LIABILITIES                                                      7,051

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                               380,652
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                            419,287

STOCKHOLDER'S EQUITY
          Common Stock                                                         190
          Additional Paid-in Capital                                       230,150
          Retained Earnings                                               (102,930)
          Currency Translation Adjustment                                     (190)
          Less:  Treasury Stock at Cost                                          -
TOTAL STOCKHOLDER'S EQUITY                                                 127,220

TOTAL LIABILITIES AND OWNERS EQUITY                                     $1,000,068

NOTE: Subject to quarter end review and adjustments.

1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic
   Technologies, Inc., Electro-Mag International, Inc.,  Chicago-Miniature Lamp-Sylvania
   Lighting International, Inc., CML Air, Inc



In re: SLI Lighting Products                                                                  Case No.: 02-12603
                                                                                 Reporting Period: Dec. 2, 2002 - Dec. 29, 2002

                                                                 BALANCE SHEET
                                                                   $US (000)

SLI LIGHTING PRODUCTS                                                             Book Value at End of
                                                                                Current Reporting Month
                                                                                       December
                                                                               --------------------------
CURRENT ASSETS
          Cash and Cash Equivalents                                                           65
          Accounts Receivable                                                              6,284
          Income Tax Receivable                                                                -
          Receivables from Shareholder                                                         -
          Inventories                                                                     14,268
          Prepaid Income Taxes                                                                 -
          Prepaid Expenses and Other Current Assets                                           72
          Intercompany Receivables                                                       192,552
                                                                                      -----------
TOTAL CURRENT ASSETS                                                                     213,241
                                                                                      ===========

PROPERTY AND EQUIPMENT
          Gross PPE                                                                        4,231
          Less: Accumulated Depreciation                                                    (646)
                                                                                      -----------
TOTAL PROPERTY AND EQUIPMENT                                                               3,585
                                                                                      ===========

OTHER ASSETS
          Investments in Subsidiary                                                        3,166
          Goodwill                                                                             -
          Other Intangible Assets                                                              -
          Deferred Charges                                                                     -
          Other Assets                                                                         -
                                                                                      -----------
TOTAL ASSETS                                                                            $219,992
                                                                                      ===========

CURRENT LIABILITIES
          Short Term Notes Payable                                                             -
          Current Portion of Long-Term Debt                                                    -
          DIP Facility                                                                         -
          Current Portion of Capital Lease Obligations                                         -
          Accounts Payable                                                                   757
          Customer Deposits                                                                    -
          Accrued Legal Expenses                                                               -
          Other Accrued Expenses                                                           2,582
          Accrued Start-up Costs                                                               -
          Accrued Income Taxes Payable                                                        (5)
          Short-Term Deferred Taxes                                                            -
          Intercompany Payables                                                           11,119
                                                                                      -----------
TOTAL CURRENT LIABILITIES                                                                 14,453
                                                                                      ===========

LONG-TERM DEBT, Less current portion                                                           -

SUBORDINATED DEBT DUE TO RELATED PARTY,                                                      343
Less Current Portion                                                                           -

OTHER LIABILITIES:
          Deferred Income Taxes                                                                -
          Pension Liability                                                                    -
          Long term capital lease obligations                                                  -
          Minority interest                                                                    -
          Other Long-Term Liabilities                                                         13
                                                                                      -----------
TOTAL OTHER LIABILITIES                                                                       13
                                                                                      ===========

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                               3,541
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                          238,816

STOCKHOLDER'S EQUITY
          Common Stock                                                                        10
          Additional Paid-in Capital                                                      51,000
          Retained Earnings                                                              (88,184)
          Currency Translation Adjustment                                                      -
          Less:  Treasury Stock at Cost                                                        -
                                                                                      -----------
TOTAL STOCKHOLDER'S EQUITY                                                               (37,174)
                                                                                      ===========

TOTAL LIABILITIES AND OWNERS EQUITY                                                     $219,992
                                                                                      ===========

NOTE: Subject to quarter end review and adjustments.



In re: SLI Lighting Company                                                                 Case No.: 02-12604
                                                                               Reporting Period: Dec. 2, 2002 - Dec. 29, 2002

                                                                 BALANCE SHEET
                                                                   $US (000)

SLI LIGHTING COMPANY                                                           Book Value at End of
                                                                              Current Reporting Month
                                                                                    December
CURRENT ASSETS
          Cash and Cash Equivalents                                                         -
          Accounts Receivable                                                               -
          Income Tax Receivable                                                             -
          Receivables from Shareholder                                                      -
          Inventories                                                                       -
          Prepaid Income Taxes                                                              -
          Prepaid Expenses and Other Current Assets                                         4
          Intercompany Receivables                                                      4,130
TOTAL CURRENT ASSETS                                                                    4,134

PROPERTY AND EQUIPMENT
          Gross PPE                                                                       783
          Less: Accumulated Depreciation                                                 (147)
TOTAL PROPERTY AND EQUIPMENT                                                              636

OTHER ASSETS
          Investments in Subsidiary                                                       400
          Goodwill                                                                          -
          Other Intangible Assets                                                           -
          Deferred Charges                                                                  -
          Other Assets                                                                      -

TOTAL ASSETS                                                                           $5,170

CURRENT LIABILITIES
          Short Term Notes Payable                                                          -
          Current Portion of Long-Term Debt                                                 -
          DIP Facility                                                                      -
          Current Portion of Capital Lease Obligations                                      -
          Accounts Payable                                                                  -
          Customer Deposits                                                                 -
          Accrued Legal Expenses                                                            -
          Other Accrued Expenses                                                            6
          Accrued Start-up Costs                                                            -
          Accrued Income Taxes Payable                                                      -
          Short-Term Deferred Taxes                                                         -
          Intercompany Payables                                                             -
TOTAL CURRENT LIABILITIES                                                                   6

LONG-TERM DEBT, Less current portion                                                        -

SUBORDINATED DEBT DUE TO RELATED PARTY,                                                     -
Less Current Portion                                                                        -

OTHER LIABILITIES:
          Deferred Income Taxes                                                             -
          Pension Liability                                                                 -
          Long term capital lease obligations                                               -
          Minority interest                                                                 -
          Other Long-Term Liabilities                                                       -
TOTAL OTHER LIABILITIES                                                                     -

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                                -
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                             -

STOCKHOLDER'S EQUITY
          Common Stock                                                                      -
          Additional Paid-in Capital                                                    8,592
          Retained Earnings                                                            (3,428)
          Currency Translation Adjustment                                                   -
          Less:  Treasury Stock at Cost                                                     -
TOTAL STOCKHOLDER'S EQUITY                                                              5,164

TOTAL LIABILITIES AND OWNERS EQUITY                                                    $5,170

NOTE: Subject to quarter end review and adjustments.


In re: SLI Lighting Solutions                                                      Case No.: 02-12605
                                                                         Reporting Period: Dec. 2, 2002 - Dec. 29, 2002

                                                         BALANCE SHEET
                                                           $US (000)

SLI LIGHTING SOLUTIONS                                                     Book Value at End of
                                                                         Current Reporting Month
                                                                                December
CURRENT ASSETS
          Cash and Cash Equivalents                                                 -
          Accounts Receivable                                                   1,865
          Income Tax Receivable                                                     -
          Receivables from Shareholder                                              -
          Inventories                                                               -
          Prepaid Income Taxes                                                      -
          Prepaid Expenses and Other Current Assets                                 -
          Intercompany Receivables                                                570
TOTAL CURRENT ASSETS                                                            2,435

PROPERTY AND EQUIPMENT
          Gross PPE                                                                 -
          Less: Accumulated Depreciation                                            -
TOTAL PROPERTY AND EQUIPMENT                                                        -

OTHER ASSETS
          Investments in Subsidiary                                                 -
          Goodwill                                                                  -
          Other Intangible Assets                                                   -
          Deferred Charges                                                          -
          Other Assets                                                              -

TOTAL ASSETS                                                                   $2,435

CURRENT LIABILITIES
          Short Term Notes Payable                                                  -
          Current Portion of Long-Term Debt                                         -
          DIP Facility                                                              -
          Current Portion of Capital Lease Obligations                              -
          Accounts Payable                                                          -
          Customer Deposits                                                         -
          Accrued Legal Expenses                                                    -
          Other Accrued Expenses                                                  208
          Accrued Start-up Costs                                                    -
          Accrued Income Taxes Payable                                              -
          Short-Term Deferred Taxes                                                 -
          Intercompany Payables                                                     -
TOTAL CURRENT LIABILITIES                                                         208

LONG-TERM DEBT, Less current portion                                                -

SUBORDINATED DEBT DUE TO RELATED PARTY,                                             6
Less Current Portion                                                                -

OTHER LIABILITIES:
          Deferred Income Taxes                                                     -
          Pension Liability                                                         -
          Long term capital lease obligations                                       -
          Minority interest                                                         -
          Other Long-Term Liabilities                                               -
TOTAL OTHER LIABILITIES                                                             -

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                      226
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                50,496

STOCKHOLDER'S EQUITY
          Common Stock                                                              -
          Additional Paid-in Capital                                           17,002
          Retained Earnings                                                   (65,503)
          Currency Translation Adjustment                                           -
          Less:  Treasury Stock at Cost                                             -
TOTAL STOCKHOLDER'S EQUITY                                                    (48,501)

TOTAL LIABILITIES AND OWNERS EQUITY                                            $2,435

NOTE: Subject to quarter end review and adjustments.


      UNITED STATES BANKRUPTCY COURT
           DISTRICT OF DELAWARE

In re                                                           |    Case Nos. 02-12599 through
SLI, INC.,                                                      |    02-12608
CHICAGO MINIATURE OPTOELECTRONIC TECHNOLOGIES, INC.,            |
ELECTRO-MAG INTERNATIONAL, INC.,                                |    Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING INTERNATIONAL, INC.,   |
SLI LIGHTING PRODUCTS, INC.,                                    |    Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                                           |
SLI LIGHTING SOLUTIONS, INC., AND                               |
CML AIR, INC.,                                                  |
                                                                |
Debtors.                                                        |
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

STATE OF MASSACHUSETTS       )
                             )
COUNTY OF NORFORK            )

                       STEPHEN N. CUMMINGS, hereby declares and states:


         1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter 11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

         2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

         3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.


Dated:   Feb 19th, 2003                         Respectfully submitted,
Canton, Massachusetts                           /s/ Stephen N. Cummings
                                                Stephen N.Cummings
                                                Executive Vice President
                                                SLI, Inc.

In re: SLI Inc. et al.                                           Case No.: 02-12599 through 02-12608
                                                         Reporting Period: Dec. 2, 2002 - Dec. 29, 2002



                                         Summary of Post Petition Debts
                                                        $US (000)

 Accounts Payable Aging                 Case #                   Current              Past Due          Total
SLI Inc.(1)                              02-12608                  $ 4,206              $ -              $ 4,206
SLI Lighting Products                    02-12603                      757                -                  757
SLI Lighting Company                     02-12604                        -                -                    -
SLI Lighting Solutions                   02-12605                        -                -                    -
------------------------------------------------------------------------------------------------------------------
Total                                                              $ 4,963              $ -              $ 4,963
==================================================================================================================


(1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature
    Optoelectronic Technologies, Inc., Electro-Mag International, Inc.,  Chicago-Miniature
    Lamp-Sylvania Lighting International, Inc., CML Air, Inc



In re: SLI Inc. et al.
                                                                                        Case No.: 02-12599 through 02-12608
                                                                             Reporting Period: Dec. 2, 2002 - Dec. 29, 2002


                                        Accounts Receivable Reconciliation
                                                    $US (000)

----------------------------------------------------------------------------------------------------------------------------------
           Accounts Receivable Reconciliation                   SLI Inc.(1)      SLI Lighting      SLI Lighting       SLI Lighting
                                                                                   Products           Company          Solutions
                                                                 02-12608           02-12603          02-12604           02-12605
----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
the reporting period                                               $ 15,431          $ 9,793            $ -               $ 2,585

+ Amounts billed during the period                                    4,512            3,899              -                     -

- Amounts collected during the period                                (4,467)          (4,589)             -                     -

+Adjustments/Doubtful Accounts                                       (1,656)          (2,819)             -                  (720)
                                                              --------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period       $ 13,820          $ 6,284            $ -               $ 1,865
                                                              ====================================================================


1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc


In re: SLI Inc. et al.
                                                                                            Case No.: 02-12599 through 02-12608
                                                                                      Reporting Period: Dec. 2, 2002 - Dec. 29, 2002


                                                    Accounts Receivable Aging
                                                            $US (000)

------------------------------------------------------------------------------------------------------------------------------------
 Accounts Receivable Aging              Current      1-30        31-60        61+       Total     Other AR    Allowance    Total A/R
------------------------------------------------------------------------------------------------------------------------------------
SLI Inc.(1)               02-12608      $ 2,869     $ 5,785     $ 2,998    $ 2,910    $ 14,562       $ 208      $ (950)     $ 13,820
------------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Products     02-12603        5,125       1,028         178      2,775       9,106           -      (2,822)        6,284

SLI Lighting Company      02-12604            -           -           -          -           -           -           -             -

SLI Lighting Solutions    02-12605            -           -           -      2,585       2,585           -        (720)        1,865
------------------------------------------------------------------------------------------------------------------------------------
Total                                   $ 7,994     $ 6,813     $ 3,176    $ 8,270    $ 26,253       $ 208    $ (4,492)     $ 21,969
------------------------------------------------------------------------------------------------------------------------------------


1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.
                                             Case No.: 02-12599 through 02-12608
                                  Reporting Period: Dec. 2, 2002 - Dec. 29, 2002


                        Consolidated Debtor Questionnaire


-------------------------------------------------------------------------------
Must be Completed Each Month                                      |    Yes/No
------------------------------------------------------------------|------------
1. Have any assets been sold or transferred outside the           |
   normal course of business this reporting period?               |    Yes
   If yes, provide an explanation below.                          |
------------------------------------------------------------------|------------
2. Have any funds been disbursed from any account other           |
   than a debtor in possession account this reporting period?     |    No
    If yes, provide an explanation.                               |
------------------------------------------------------------------|------------
3. Have all postpetition tax returns been timely filed?           |    Yes
   If no, provide an explanation.                                 |
------------------------------------------------------------------|------------
4. Are workers compensation, general liability and other          |
   necessary insurance coverages in effect?                       |    Yes
   If no, provide an explanation.                                 |
------------------------------------------------------------------------------


NOTE:
1. SLI sold its corporate airplane for $3.3 million and booked a $1.3 million loss in December in accordance with the Sale Order Approved by the Bankruptcy Court.